NVIDIA Announces Financial Results for Fourth Quarter and Fiscal 2026
•Record quarterly revenue of $68.1 billion, up 20% from Q3 and up 73% from a year ago
•Record quarterly Data Center revenue of $62.3 billion, up 22% from Q3 and up 75% from a year ago
•Record full-year revenue of $215.9 billion, up 65%
SANTA CLARA, Calif.—Feb. 25, 2026―NVIDIA (NASDAQ: NVDA) today reported record revenue for the fourth quarter ended January 25, 2026, of $68.1 billion, up 20% from the previous quarter and up 73% from a year ago. For fiscal 2026, revenue was $215.9 billion, up 65% from a year ago.
For the quarter, GAAP and non-GAAP gross margins were 75.0% and 75.2%, respectively. For fiscal 2026, GAAP and non-GAAP gross margins were 71.1% and 71.3%, respectively.
For the quarter, GAAP and non-GAAP earnings per diluted share were $1.76 and $1.62, respectively. For fiscal 2026, GAAP and non-GAAP earnings per diluted share were $4.90 and $4.77, respectively.
“Computing demand is growing exponentially — the agentic AI inflection point has arrived. Grace Blackwell with NVLink is the king of inference today — delivering an order-of-magnitude lower cost per token — and Vera Rubin will extend that leadership even further,” said Jensen Huang, founder and CEO of NVIDIA. “Enterprise adoption of agents is skyrocketing. Our customers are racing to invest in AI compute — the factories powering the AI industrial revolution and their future growth.”
During fiscal 2026, NVIDIA returned $41.1 billion to shareholders in the form of shares repurchased and cash dividends. As of the end of the fourth quarter, the company had $58.5 billion remaining under its share repurchase authorization.
NVIDIA will pay its next quarterly cash dividend of $0.01 per share on April 1, 2026, to all shareholders of record on March 11, 2026.

Q4 Fiscal 2026 Summary

GAAP
($ in millions, except earnings per share)	Q4 FY26	Q3 FY26	Q4 FY25	Q/Q	Y/Y
Revenue	$68,127	$57,006	$39,331	20%	73%
Gross margin	75.0%	73.4%	73.0%	1.6 pts	2.0 pts
Operating expenses	$6,794	$5,839	$4,689	16%	45%
Operating income	$44,299	$36,010	$24,034	23%	84%
Net income	$42,960	$31,910	$22,091	35%	94%
Diluted earnings per share	$1.76	$1.30	$0.89	35%	98%

Non-GAAP
($ in millions, except earnings per share)	Q4 FY26	Q3 FY26	Q4 FY25	Q/Q	Y/Y
Revenue	$68,127	$57,006	$39,331	20%	73%
Gross margin	75.2%	73.6%	73.5%	1.6 pts	1.7 pts
Operating expenses	$5,102	$4,215	$3,378	21%	51%
Operating income	$46,107	$37,752	$25,516	22%	81%
Net income	$39,552	$31,767	$22,066	25%	79%
Diluted earnings per share	$1.62	$1.30	$0.89	25%	82%
Fiscal 2026 Summary

GAAP
($ in millions, except earnings per share)	FY26	FY25	Y/Y
Revenue	$215,938	$130,497	65%
Gross margin	71.1%	75.0%	(3.9) pts
Operating expenses	$23,076	$16,405	41%
Operating income	$130,387	$81,453	60%
Net income	$120,067	$72,880	65%
Diluted earnings per share	$4.90	$2.94	67%

Non-GAAP
($ in millions, except earnings per share)	FY26	FY25	Y/Y
Revenue	$215,938	$130,497	65%
Gross margin	71.3%	75.5%	(4.2) pts
Operating expenses	$16,694	$11,716	42%
Operating income	$137,300	$86,789	58%
Net income	$116,997	$74,265	58%
Diluted earnings per share	$4.77	$2.99	60%

Outlook
Beginning in the first quarter of fiscal 2027, NVIDIA will include stock-based compensation expense in non-GAAP financial measures. Stock-based compensation is a foundational component of NVIDIA’s compensation program to attract and retain world-class talent.
NVIDIA’s outlook for the first quarter of fiscal 2027 is as follows:
•Revenue is expected to be $78.0 billion, plus or minus 2%. NVIDIA is not assuming any Data Center compute revenue from China in its outlook.
•GAAP and non-GAAP gross margins are expected to be 74.9% and 75.0%, respectively, plus or minus 50 basis points, inclusive of a 0.1% impact from stock-based compensation expense.
•GAAP and non-GAAP operating expenses are expected to be approximately $7.7 billion and $7.5 billion, respectively, inclusive of $1.9 billion of stock-based compensation expense.
For the full year fiscal 2027, GAAP and non-GAAP tax rates are expected to be between 17.0% and 19.0%, excluding any discrete items and material changes to NVIDIA’s tax environment.
Highlights
Data Center
•Fourth-quarter revenue was a record $62.3 billion, up 22% from the previous quarter and up 75% from a year ago, driven by the major platform shifts — accelerated computing and AI. Full-year revenue rose 68% to a record $193.7 billion.
•Unveiled the NVIDIA Rubin platform, comprising six new chips to deliver up to a 10x reduction in inference token cost, compared with the NVIDIA Blackwell platform; cloud providers Amazon Web Services (AWS), Google Cloud, Microsoft Azure and Oracle Cloud Infrastructure will be among the first to deploy Vera Rubin-based instances.
•Announced that the NVIDIA BlueField®-4 data processor powers the NVIDIA Inference Context Memory Storage Platform, a new class of AI-native storage infrastructure for the next frontier of AI.
•Announced a multiyear, multigenerational strategic partnership with Meta spanning on-premises, cloud and AI infrastructure, including the large-scale deployment of NVIDIA CPUs, networking and millions of NVIDIA Blackwell and Rubin GPUs.
•Revealed that NVIDIA Blackwell Ultra delivers up to 50x better performance and 35x lower cost for agentic AI compared with the NVIDIA Hopper platform, according to new SemiAnalysis InferenceX benchmark results.
•Expanded AWS partnership with new technology integrations across interconnect technology, cloud infrastructure, open models and physical AI.
•Revealed that leading inference providers, including Baseten, DeepInfra, Fireworks AI and Together AI, cut AI costs by up to 10x with open source models on NVIDIA Blackwell.
•Debuted the NVIDIA Nemotron™ 3 family of open models, data and libraries designed to power transparent, efficient and specialized agentic AI development across industries; released new open models, data and tools for agentic AI, physical AI and autonomous vehicle development.
•Announced an investment and deep technology partnership with Anthropic, which is scaling its Claude model on Microsoft Azure, powered by NVIDIA systems.

•Entered into a non-exclusive licensing agreement with Groq to accelerate AI inference at global scale.
•Strengthened a collaboration with CoreWeave to accelerate the buildout of more than 5 gigawatts of AI factories by 2030.
•Announced an expanded strategic partnership with Synopsys to revolutionize engineering and design across industries.
•Announced a co-innovation AI lab with Lilly to reinvent drug discovery in the age of AI.
•Announced a major expansion of NVIDIA BioNeMo™, an open development platform that enables lab-in-the-loop workflows to develop breakthroughs in AI-driven biology and drug discovery.
•Joined the U.S. Department of Energy’s Genesis Mission as a private industry partner to support U.S. AI leadership in key areas including energy, scientific research and national security.
•Launched the NVIDIA Earth-2 family of open models — the world’s first fully open, accelerated set of models and tools for AI weather.
•Revealed that India’s global systems integrators Infosys, Persistent, Tech Mahindra and Wipro are building the next wave of enterprise agents with NVIDIA AI.
•Partnered with global industrial software leaders Cadence, Siemens and Synopsys and India’s largest manufacturers to drive India’s AI boom using applications accelerated by NVIDIA CUDA-X™ and NVIDIA Omniverse™ libraries.
Gaming and AI PC
•Fourth-quarter Gaming revenue was $3.7 billion, up 47% from a year ago, driven by strong Blackwell demand, and down 13% from the previous quarter as channel inventory naturally moderated following a season of strong holiday demand. Full-year revenue rose 41% to a record $16.0 billion.
•Announced NVIDIA DLSS 4.5, delivering major AI-powered advances in graphics quality.
•Launched NVIDIA G-SYNC® Pulsar, extending the ultimate gaming display platform with new levels of motion clarity in esports.
•Advanced NVIDIA RTX™ AI performance and adoption, delivering up to 35% faster large language model inference in leading AI PC frameworks and up to 3x performance in AI-generated visuals.
Professional Visualization
•Fourth-quarter revenue was $1.3 billion, up 74% from the previous quarter and up 159% from a year ago, driven by exceptional demand for Blackwell. Full-year revenue rose 70% to a record $3.2 billion.
•Launched the NVIDIA RTX PRO™ 5000 72GB Blackwell GPU to power larger models and agentic workflows.
•Expanded global availability of NVIDIA DGX Spark™ for the latest open models and delivered updates for improved performance.

Automotive and Robotics
•Fourth-quarter Automotive revenue was $604 million, up 2% from the previous quarter and up 6% from a year ago, driven by continued adoption of NVIDIA’s self-driving platforms. Full-year revenue rose 39% to a record $2.3 billion.
•Unveiled the NVIDIA Alpamayo family of open AI models, simulation tools and datasets designed to accelerate the next era of safe, reasoning‑based autonomous vehicle (AV) development.
•Partnered with Mercedes-Benz on the all-new Mercedes-Benz CLA, which introduces enhanced level 2 driver assistance powered by NVIDIA DRIVE AV software, AI infrastructure and accelerated compute.
•Announced that the NVIDIA DRIVE Hyperion™ ecosystem is expanding to include tier 1 suppliers, automotive integrators and sensor partners including Aeva, AUMOVIO, Astemo, Arbe, Bosch, Hesai, Magna, Omnivision, Quanta, Sony and ZF Group.
•Announced new NVIDIA Cosmos™ and NVIDIA Isaac™ GR00T open models, frameworks and AI infrastructure for physical AI; global industry leaders including Boston Dynamics, Caterpillar, Franka Robotics, Humanoid, LG Electronics and NEURA Robotics are using the NVIDIA robotics stack.
•Expanded a strategic partnership with Siemens to build the industrial AI operating system.
•Announced a strategic partnership with Dassault Systèmes to build an industrial AI platform powering virtual twins.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its fourth quarter and fiscal 2026 financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its first quarter of fiscal 2027.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. The reconciliations for fiscal years 2025 and 2026 adjust the related GAAP financial measures to exclude stock-based compensation expense, acquisition-related and other costs, other, gains/losses from non-marketable and publicly-held equity securities, net, interest expense related to amortization of debt discount, and the associated tax impact of these items where applicable. Beginning in the first quarter of fiscal 2027, NVIDIA’s non-GAAP financial measures will no longer exclude stock-based compensation expense. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases related to property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

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For further information, contact:

Toshiya Hari	Mylene Mangalindan
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
toshiyah@nvidia.com	mmangalindan@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: computing demand growing exponentially; Grace Blackwell with NVLink being the king of inference today — delivering an order-of-magnitude lower cost per token — and Vera Rubin extending that leadership even further; enterprise adoption of agents skyrocketing; NVIDIA’s customers racing to invest in AI compute — the factories powering the AI industrial revolution and their future growth; expectations with respect to growth, performance and benefits of NVIDIA’s products, services and technologies, including Blackwell, and related trends and drivers; expectations with respect to supply and demand for NVIDIA’s products, services and technologies, including Blackwell, and related matters including inventory, production and distribution; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments, including Vera Rubin, and related trends and drivers; future NVIDIA cash dividends or other returns to stockholders; NVIDIA’s financial and business outlook for the first quarter of fiscal 2027 and beyond; projected market growth and trends; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing products and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2026 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, DGX Spark, BlueField, NVIDIA DRIVE Hyperion, NVIDIA RTX, NVIDIA RTX PRO, NVIDIA Cosmos, NVIDIA Isaac, Nemotron, BioNeMo, CUDA-X, Omniverse and G-SYNC are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	January 25,	January 26,	January 25,	January 26,
	2026	2025	2026	2025

Revenue	$68,127	$39,331	$215,938	$130,497
Cost of revenue	17,034	10,608	62,475	32,639
Gross profit	51,093	28,723	153,463	97,858

Operating expenses
Research and development	5,512	3,714	18,497	12,914
Sales, general and administrative	1,282	975	4,579	3,491
Total operating expenses	6,794	4,689	23,076	16,405

Operating income	44,299	24,034	130,387	81,453
Interest income	568	511	2,300	1,786
Interest expense	(74)	(61)	(259)	(247)
Other income, net	5,604	733	9,022	1,034
Total other income, net	6,098	1,183	11,063	2,573

Income before income tax	50,397	25,217	141,450	84,026
Income tax expense	7,437	3,126	21,383	11,146
Net income	$42,960	$22,091	$120,067	$72,880

Net income per share:
Basic	$1.77	$0.90	$4.93	$2.97
Diluted	$1.76	$0.89	$4.90	$2.94

Weighted average shares used in per share computation:
Basic	24,304	24,489	24,359	24,555
Diluted	24,432	24,706	24,514	24,804

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	January 25,	January 26,
	2026	2025
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$62,556	$43,210
Accounts receivable, net	38,466	23,065
Inventories	21,403	10,080
Prepaid expenses and other current assets	3,180	3,771
Total current assets	125,605	80,126

Property and equipment, net	10,383	6,283
Operating lease assets	2,867	1,793
Goodwill	20,832	5,188
Intangible assets, net	3,306	807
Deferred income tax assets	13,258	10,979
Non-marketable equity securities	22,251	3,387
Other assets	8,301	3,038
Total assets	$206,803	$111,601

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$9,812	$6,310
Accrued and other current liabilities	21,352	11,737
Short-term debt	999	—
Total current liabilities	32,163	18,047

Long-term debt	7,469	8,463
Long-term operating lease liabilities	2,572	1,519
Other long-term liabilities	7,306	4,245
Total liabilities	49,510	32,274

Shareholders' equity	157,293	79,327
Total liabilities and shareholders' equity	$206,803	$111,601

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	January 25,	January 26,	January 25,	January 26,
	2026	2025	2026	2025
Cash flows from operating activities:
Net income	$42,960	$22,091	$120,067	$72,880
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	1,633	1,321	6,386	4,737
Depreciation and amortization	811	543	2,843	1,864
Gains on non-marketable equity securities and publicly-held equity securities, net	(5,491)	(727)	(8,918)	(1,030)
Deferred income taxes	611	(598)	(1,424)	(4,477)
Other	(9)	(138)	(287)	(502)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(5,073)	(5,370)	(15,399)	(13,063)
Inventories	(1,621)	(2,424)	(11,324)	(4,781)
Prepaid expenses and other assets	(281)	331	577	(395)
Accounts payable	1,064	867	3,096	3,357
Accrued and other current liabilities	1,053	360	5,257	4,278
Other long-term liabilities	533	372	1,844	1,221
Net cash provided by operating activities	36,190	16,628	102,718	64,089

Cash flows from investing activities:
Proceeds from sales of marketable securities	14,670	177	15,157	495
Proceeds from maturities of marketable securities	2,246	1,710	11,226	11,195
Proceeds from sales of non-marketable equity securities	12	—	84	171
Purchases of marketable securities	(20,540)	(7,010)	(40,616)	(26,575)
Purchases of non-marketable equity securities	(12,800)	(478)	(17,502)	(1,486)
Groq, Inc.	(13,000)	—	(13,000)	—
Purchases related to property and equipment and intangible assets	(1,284)	(1,077)	(6,042)	(3,236)
Acquisitions, net of cash acquired	(165)	(542)	(1,535)	(1,007)
Other	—	22	—	22
Net cash used in investing activities	(30,861)	(7,198)	(52,228)	(20,421)

Cash flows from financing activities:
Proceeds related to employee stock plans	—	—	644	490
Payments related to repurchases of common stock	(3,815)	(7,810)	(40,086)	(33,706)
Payments related to employee stock plan taxes	(2,139)	(1,861)	(7,948)	(6,930)
Dividends paid	(243)	(245)	(974)	(834)
Principal payments on property and equipment and intangible assets	(4)	(32)	(101)	(129)
Repayment of debt	—	—	—	(1,250)
Other	(9)	—	(9)	—
Net cash used in financing activities	(6,210)	(9,948)	(48,474)	(42,359)

Change in cash and cash equivalents	(881)	(518)	2,016	1,309
Cash and cash equivalents at beginning of period	11,486	9,107	8,589	7,280
Cash and cash equivalents at end of period	$10,605	$8,589	$10,605	$8,589

Supplemental disclosures of cash flow information:
Cash paid for income taxes, net	$6,979	$4,129	$20,288	$15,118

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 25,	October 26,	January 26,	January 25,	January 26,
	2026	2025	2025	2026	2025

GAAP cost of revenue	$17,034	$15,157	$10,608	$62,475	$32,639
GAAP gross profit	$51,093	$41,849	$28,723	$153,463	$97,858
GAAP gross margin	75.0%	73.4%	73.0%	71.1%	75.0%
Acquisition-related and other costs (A)	48	48	118	267	472
Stock-based compensation expense (B)	69	70	53	261	178
Other	(1)	—	—	3	(3)
Non-GAAP cost of revenue	$16,918	$15,039	$10,437	$61,944	$31,992
Non-GAAP gross profit	$51,209	$41,967	$28,894	$153,994	$98,505
Non-GAAP gross margin**	75.2%	73.6%	73.5%	71.3%	75.5%

GAAP operating expenses	$6,794	$5,839	$4,689	$23,076	$16,405
Stock-based compensation expense (B)	(1,564)	(1,585)	(1,268)	(6,125)	(4,559)
Acquisition-related and other costs (A)	(90)	(39)	(43)	(204)	(130)
Other	(38)	—	—	(53)	—
Non-GAAP operating expenses	$5,102	$4,215	$3,378	$16,694	$11,716

GAAP operating income	$44,299	$36,010	$24,034	$130,387	$81,453
Total impact of non-GAAP adjustments to operating income	1,808	1,742	1,482	6,913	5,336
Non-GAAP operating income	$46,107	$37,752	$25,516	$137,300	$86,789

GAAP total other income, net	$6,098	$1,926	$1,183	$11,063	$2,573
Gains from non-marketable equity securities and publicly-held equity securities, net	(5,491)	(1,354)	(727)	(8,918)	(1,030)
Other (C)	13	1	1	16	4
Non-GAAP total other income, net	$620	$573	$457	$2,161	$1,547

GAAP net income	$42,960	$31,910	$22,091	$120,067	$72,880
Total pre-tax impact of non-GAAP adjustments	(3,670)	389	756	(1,989)	4,310
Income tax impact of non-GAAP adjustments (D)	262	(532)	(781)	(1,129)	(2,925)
Tax expense from OBBBA*	—	—	—	48	—
Non-GAAP net income**	$39,552	$31,767	$22,066	$116,997	$74,265

Diluted net income per share
GAAP	$1.76	$1.30	$0.89	$4.90	$2.94
Non-GAAP**	$1.62	$1.30	$0.89	$4.77	$2.99

Weighted average shares used in diluted net income per share computation	24,432	24,483	24,706	24,514	24,804

GAAP net cash provided by operating activities	$36,190	$23,750	$16,628	$102,718	$64,089
Purchases related to property and equipment and intangible assets	(1,284)	(1,637)	(1,077)	(6,042)	(3,236)
Principal payments on property and equipment and intangible assets	(4)	(24)	(32)	(101)	(129)
Free cash flow	$34,902	$22,089	$15,519	$96,575	$60,724

*Tax expense included represents impact from OBBBA (One Big Beautiful Bill Act).
**Includes H20 charges/(releases), net, which were $4.5 billion and ($180 million) for the first and second quarter of fiscal 2026, respectively, and insignificant for both the third and fourth quarter of fiscal 2026.

(A) Acquisition-related and other costs are comprised of amortization of intangible assets, transaction costs, and certain compensation charges and are included in the following line items:
	Three Months Ended			Twelve Months Ended
	January 25,	October 26,	January 26,	January 25,	January 26,
	2026	2025	2025	2026	2025
Cost of revenue	$48	$48	$118	$267	$472
Research and development	$83	$35	$27	$176	$79
Sales, general and administrative	$7	$4	$16	$28	$51

(B) Stock-based compensation consists of the following:
	Three Months Ended			Twelve Months Ended
	January 25,	October 26,	January 26,	January 25,	January 26,
	2026	2025	2025	2026	2025
Cost of revenue	$69	$70	$53	$261	$178
Research and development	$1,217	$1,206	$955	$4,676	$3,423
Sales, general and administrative	$347	$379	$313	$1,449	$1,136

(C) Interest expense related to acquisition consideration discount to be paid in the future and amortization of debt discount.

(D) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q1 FY2027 Outlook
($ in millions)
GAAP gross margin	74.9%
Impact of acquisition-related costs and other costs	0.1%
Non-GAAP gross margin*	75.0%

GAAP operating expenses	$7,700
Acquisition-related costs and other costs	(200)
Non-GAAP operating expenses*	$7,500

*Beginning in the first quarter of fiscal 2027, NVIDIA will include stock-based compensation expense in its non-GAAP financial measures. Stock-based compensation expense for the first quarter of fiscal 2027 is expected to have a 0.1% impact on non-GAAP gross margin and $1.9 billion in non-GAAP operating expenses.